SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 11, 2008

TECHNEST HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-2702	88-0357272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10411 Motor City Drive, Suite 650, Bethesda, MD 20817
 (Address of principal executive offices) (Zip Code)

10411 Motor City Drive, Suite 650, Bethesda, MD 20817
 (Mailing Address)

(301) 767-2810
 (Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(d)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of New Board Members

On March 11, 2008, in accordance with the Release Agreement entered into between Technest Holdings, Inc. and Southridge Partners, LP dated August 31, 2007 (the “Release Agreement”) and to fill vacancies currently on the board, Stephen M. Hicks, Henry Sargent and Laurence J. Ditkoff were elected to Technest’s board of directors to represent Southridge Partners, LP, the holder of 51.25% of Technest’s Common Stock.  The Release Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on September 7, 2007 and is herein incorporated by reference.

Stephen M. Hicks is the Chief Executive Officer and founding principal of the Southridge LLC. Mr. Hicks sets the overall strategic direction for the Southridge group of companies, and is responsible for business development and execution. Mr. Hicks founded Southridge Capital Management, an investment firm that provides capital to growing enterprises internationally, in 1996. Active in the investment industry for over 20 years, Mr. Hicks has broad experience in financial structuring, derivatives, risk arbitrage, and investment banking. He received his BS in Business Administration from King’s College in Briarcliff Manor, New York, and an MBA from Fordham University, in New York City.

Henry Sargent, JD, CFA, is Southridge LLC’s Chief Compliance and Chief Operating Officer. His responsibilities include investment selection, deal structuring and monitoring, workouts, and reorganization. Prior to joining Southridge in 1998, Mr. Sargent spent several years at a New York-based corporate and securities law firm, specializing in private placements, venture capital financing, and corporate reorganizations. He received a BA from Connecticut College and his JD from Fordham University School of Law, NY. Mr. Sargent is a member of the New York Bar Association, the CFA Institute, and the New York Society of Security Analysts.

Laurence J. Ditkoff, CFA, CPA, is Southridge LLC’s Director of Research and responsible for investment evaluation and selection, due diligence, and transaction structuring. He joined Southridge in 2000. He spent 14 years at Bell Atlantic Corporation and NYNEX, where he was responsible for financial oversight, cash flow forecasting, financial statement analysis, competitive threat analysis, and financial evaluation of new products. Mr. Ditkoff received a BA in Accounting from the University of Pennsylvania, and an MBA in Finance from Pace University, NY. He is a Certified Public Accountant for the State of New York.

ITEM 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.
10.1	Release Agreement dated August 31, 2007 between Technest Holdings, Inc. and Southridge Partners, LP		8-K	September 7, 2007	10.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNEST HOLDINGS, INC. By:/s/ Gino M. Pereira Chief Executive Officer

Date:  March 14, 2008

EXHIBIT INDEX

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.
10.1	Release Agreement dated August 31, 2007 between Technest Holdings, Inc. and Southridge Partners, LP		8-K	September 7, 2007	10.1